SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                December 16, 2009
                                -----------------
                Date of report (Date of earliest event reported)


                               DIGITAL FUEL, INC.
                               -----------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                    000-16534              45-0375367
 ----------------------      ----------------------      ---------------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                          Identification)


    6601 E. Grant Road, Suite 101, Tucson, Arizona             85715
    ----------------------------------------------            --------
       (Address of Principal Executive Offices)              (Zip Code)


                                (520) 886-5354
                                 -------------
            (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
                                --------------
       (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ X ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Effective December 10, 2009, Grant S. Papanikolas has resigned his position as Chief Operating Officer of the company. The company does not plan to appoint a new chief operating officer to replace Mr. Papanikolas.


Item 9.01   Financial Statements and Exhibits

     None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DIGITAL FUEL, INC.



Date: December 16, 2009                    /s/ Michael R. Farley
                                          -----------------------
                                          Michael R. Farley
                                          Chief Executive Officer